(212) 701-3380

May 4, 2007

Re:	TriMas Corporation: Form S-1 filed August 3, 2006 File No 333-136263

Dear Ms. Long:

On behalf of TriMas Corporation (“Trimas” or the “Company”), the Company files herewith, via EDGAR, Amendment No. 6 to its Registration Statement on Form S-1 (“Amendment No. 6”) filed with the Commission on August 3, 2006 (the “Registration Statement”).  This amendment sets forth the Company’s responses to the Staff’s comments contained in its letter dated May 3, 2007 relating to the Registration Statement.  Four unmarked copies of Amendment No. 6 to the Form S-1 and copies that are marked to show changes from Amendment No. 5 to the Form S-1, along with three copies of this letter are to be hand delivered to you, for the Staff’s convenience.

Set forth below, for the convenience of the Staff, are the Staff’s comments contained in your letter and immediately below each comment is the Company’s response.  Unless otherwise noted, all page references in the Staff’s comments are to Amendment No. 5 and page references in the Company’s responses are to Amendment No. 6.

Dilution, page 25

1.              Please provide us with your calculation of tangible net assets both before and after the transaction.

Response:  The Company sets forth below its calculation of tangible net assets both before and after the transaction.

As of March 31, 2007
($ in thousands, except share amounts)

	As of March 31, 2007
	Actual	Pro forma
Total Assets	$1,300,150	$1,301,000

Less: Goodwill	(529,130)	(529,130)

Other intangibles, net	(236,550)	(236,550)

Deferred debt issue costs (a)	(13,870)	(11,520)

	$520,600	$523,800

Total Liabilities	(1,060,830)	(953,840)

Net Tangible Book Value	$(540,230)	$(430,040)

Weighted average shares outstanding	20,759,000	31,759,500

Net Tangible Book Value/Share	$(26.02)	$(13.54)	$12.48

(a) Classified as Other assets in the consolidated balance sheet.

Unaudited Pro Forma Financial Information, page 27

2.              Please disclose in a footnote, separately by type of security, the  number of shares not included in arriving at pro forma diluted EPS for each period because they were anti-dilutive.

Response:  The Company has revised its disclosure on pages 28 to 30 of the prospectus in response to the Staff’s comment.

3.              As noted on page 27, please tell us where you included the expected loss of approximately $7.6 million on extinguishment of debt in the adjustments to your pro forma balance sheet.  Otherwise, please revise your pro forma balance sheet and footnote disclosures accordingly.

Response:  The Company has revised its disclosure on page 33 of the prospectus in response to the Staff’s comment.

In addition, the Company reiterates that at the time it requests effectiveness of the Registration Statement, it will provide the acknowledgement letter requested in the Staff’s initial comment letter dated August 30, 2006.

Comments or questions regarding any matters with respect to the responses to your comments may be directed to Jonathan Schaffzin at (212) 701-3380, Douglas Horowitz at (212) 701-3036, or Jason Terrana at (212) 701-3037.

Very truly yours,

/s/Jonathan A. Schaffzin
Jonathan A. Schaffzin

Pamela A. Long
Assistant Director
Mail Stop 0404
Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C.  20549

VIA EDGAR

cc:	Scott Watkinson Rufus Decker Brigitte Lippmann Lesli Sheppard Grant Beard E.R. Autry, Jr. Joshua Sherbin Bob Zalupski Doug Horowitz Jason Terrana Brian Kleinhaus